UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011 (February 21, 2011)

China High Technology Acquisition Corp.

 (Exact name of registrant as specified in its charter)

Delaware	000-53858	98-0644302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Division Street, Apt. 201 New York, NY	10002
(Address of principal executive offices)	(Zip Code)

(646) 717-8963

 (Registrant’s telephone number, including area code)

None

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant.

This Current Report on Form 8-K/A is being filed solely to amend the Current Report on Form 8-K filed by China High Technology Acquisition Corp. (the “Company”) on February 25, 2011, to add as Exhibit 16.1 the letter received on March 3, 2011, from the Company’s former independent registered public accounting firm, Friedman LLP (“Friedman”), regarding the disclosure made in the original filing.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter to SEC from Friedman, dated March 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HIGH TECHNOLOGY ACQUISITION CORP.

Date: March 7, 2011

By: /s/ Gao Qian

Gao Qian

President and Director